                                                                    EXHIBIT 10.6


                               SIXTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


         THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is executed as of October 2, 2000, by and among MONARCH DENTAL CORPORATION, a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., a national banking association ("Administrative Agent"), as administrative agent, and the entities from time to time designated as "Lenders" under the Loan Agreement (herein defined) ("Lenders"), and is connected to by the GUARANTORS listed on the signature pages attached hereto.

                                  WITNESSETH:

         WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Second Amended and Restated Loan Agreement, dated as of June 30, 1999, pursuant to which Lenders agreed to make the Credit Facility (as therein defined) available to Borrower (as heretofore or hereafter amended, the "Loan Agreement") (each capitalized term used but not otherwise defined herein shall have the same meaning given to it in the Loan Agreement); and

         WHEREAS, Borrower, Administrative Agent and Lenders amended the Loan Agreement pursuant to that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 2000 (the "Third Amendment") which
(i) extended the deadline for Borrower to raise the Required Institutional Debt and (ii) permitted the sale of all of the outstanding capital stock of Borrower to the Proposed Purchaser identified therein; and

         WHEREAS, Borrower, Administrative Agent and Lenders amended the Loan Agreement pursuant to that certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of August 11, 2000 (the "Fourth Amendment") which provided for a substitute Proposed Purchaser, and extended the timeframe for certain delivery requirements contained in the Third Amendment; and

         WHEREAS, Borrower, Administrative Agent and Lenders amended the Loan Agreement pursuant to that certain Fifth Amendment to Second Amended and Restated Loan Agreement dated as of September 1, 2000 (the "Fifth Amendment") which restructured and extended the timeframe for certain delivery requirements set forth in the Fourth Amendment; and

         WHEREAS, Borrower has requested that such delivery requirements be further restructured and extended; and

         WHEREAS, subject to the terms and conditions contained herein, Administrative Agent and the Lenders have agreed to such request.




SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                             Page 1

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Administrative Agent and Lenders hereby covenant and agree as follows:

                             ARTICLE I - AMENDMENTS

         Section 1.1. Debt Restructure. In lieu of the requirements previously set forth in Section 1.1 of the Fifth Amendment, Borrower hereby covenants and agrees that:

                  (a) On or before November 3, 2000, Borrower shall deliver to Administrative Agent the following: (i) an Offering Memorandum to be delivered to potential lenders and/or investors for not less than $15,000,000 of unsecured Permitted Subordinate Institutional Debt (the "Subordinate Debt"), along with a complete list of potential lenders and/or investors (with addresses, phone numbers and contact names) to which such Offering Memorandum has been delivered contemporaneously with the delivery to Administrative Agent, and (ii) and Bank Book to be delivered to potential lenders for senior debt of $75,000,000 (a substantial part of which shall be a term loan), an amount at least equal to the amount necessary to refinance the balance of the Credit Facility and the Short Term Loan after reducing the Credit Facility and the Short Term Loan by the proceeds of the Subordinate Debt (the "Senior Debt"), along with a complete list of potential lenders (with addresses, phone numbers and contact names) to which such Bank Book has been delivered contemporaneously with the delivery to Administrative Agent.

                  (b) On or before December 4, 2000, Borrower shall deliver to Administrative Agent the following: (i) written commitments from lenders and/or investors for the Subordinate Debt, and (ii) written commitments from lenders for the Senior Debt (collectively, the "Financing Commitments"). Additionally, on or before December 4, 2000. Borrower shall deliver to Administrative Agent a time line in detail satisfactory to Required Lenders (the "Time Line") of the significant actions (e.g. execution of definitive financing agreements and a due diligence schedule) which will be necessary to cause the transactions contemplated by the Financing Commitments (the "Refinancing Transactions") to be consummated on or before December 15, 2000.

                  (c) Borrower shall consummate the Refinancing Transactions on or before December 15, 2000.

         Borrower understands and agrees that Borrower's failure to consummate the actions above set forth by the date indicated or to comply with the terms of this Section 1.1 shall constitute a default under the Credit Facility and the Short Term Loan for which Borrower shall not be entitled to a cure period.

         Section 1.2. Board Approval of Financing Terms. By its execution hereof, Borrower hereby represents and warrants to Administrative Agent that its Board of Directors has approved the




SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                             Page 2
anticipated pricing and potential dilution which will be required to obtain the Financing Commitment for the Subordinate Debt, a summary of which is attached hereto as Exhibit A. In furtherance of the foregoing representation, and as a condition of the execution of this Amendment, Borrower shall deliver to Administrative Agent a certificate of Lisa Peterson, Borrower's Secretary, in the form attached hereto as Exhibit B (the "Certificate of Secretary").

                           ARTICLE II - MISCELLANEOUS

     Section 2.1. Closing. The closing (the "Closing") of the transactions contemplated by this Amendment shall occur on and as of the date that all conditions hereto contained in Section 2.2 of this Amendment have been satisfied (the "Modification Closing Date").

     Section 2.2. Conditions to the Closing. As conditions precedent to the Closing, Borrower, each Guarantor and Required Lenders shall have executed and delivered this Amendment, and Borrower shall have delivered to Administrative Agent the Certificate of Secretary.

     Section 2.3. Continuing Effect. Except as modified and amended hereby, the Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

     Section 2.4. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) except as has been disclosed by Borrower to Administrative Agent in writing, all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (ii) Borrower is not in default of any covenant or agreement contained in the Loan Agreement.

     Section 2.5. Payment of Expenses. Borrower agrees to pay to Administrative Agent the reasonable attorneys' fees and expenses of Administrative Agent's counsel and other expenses incurred by Administrative Agent in connection with this Amendment.

     Section 2.6. Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

     Section 2.7. Ratification. Except as otherwise expressly modified by this Amendment, all terms and provisions of the Loan Agreement, the Notes and the other Loan Documents, shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     Section 2.8. No Defenses. Borrower and each Guarantor, by its execution of this Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Administrative Agent or any Lender arising out of the Credit Facility, the modification of the Credit Facility, any documents mentioned herein or otherwise; and, to the extent any such set-offs,



SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                             Page 3
counterclaims, defense or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower and each Guarantor.

         Section 2.9 Further Assurance. The parties hereto shall execute other documents as may be necessary or may be necessary or as may be required, in the opinion of counsel to Administrative Agent, to effect the transactions contemplated hereby and/or security interest of all other collateral instruments, as modified by this Amendment. Borrower also agrees to provide to Administrative Agent such other documents and instruments as Lenders reasonably may request in connections with the modification of the Credit Facility effected hereby.

         Section 2.10. Usury Savings Clause. Notwithstanding anything to the contrary in this Amendment, the Notes or any other Loan Documents, or in any other agreement entered into an connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Notes or otherwise in connection with the Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Notes is accelerated by reason of an election by any of the holders thereof resulting from a default thereunder or under any other document executed as security therefor or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by application law. If from any circumstance any holder of any of the Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Notes or on account of any other principal indebtedness of the maker to the holders of such Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holders of the Notes for the use, forbearance or detention of the indebtedness of the maker to the holder of such Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.

         The terms "maximum amount" or "maximum" as used in this Amendment or the Notes, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, including, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Credit Facility from being governed by, or construed in accordance with, any other state or federal law, including but not limited to, Public Law 96-221.


SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                            Page 4

     Section 2.11. Non-waiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Administrative Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Administrative Agent or any Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Administrative Agent or any Lender of any rights, offsets, claims, or other causes of action that any Lender may have against Borrower.

     Section 2.12. Enforceability. In the event the enforceability or validity of any portion of this Amendment, the Loan Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

     Section 2.13. Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

     Section 2.14. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

     Section 2.15. Entire Agreement. This Amendment and the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     Section 2.16. Partial Execution. This Amendment shall be effective for all purposes upon execution by Borrower, Guarantors, and Required Lenders (as defined in the Loan Agreement). If a particular provision of this Amendment is of the nature described in subsection (b) of the definition of Required Lenders (a "Material Change"), then that provision shall only be effective upon execution of all of the Lenders, but the failure of all of the Lenders to so execute this Amendment shall not affect the effectiveness of those portions of this Amendment which do not constitute a Material Change.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE



SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                              Page 5

OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                                        BORROWER:

                                        MONARCH DENTAL CORPORATION,
                                        a Delaware corporation

                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        ADMINISTRATIVE AGENT

                                        BANK OF AMERICA, N.A., a national
                                        banking association, as Administrative
                                        Agent

                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        LENDERS:

                                        BANK OF AMERICA, N.A., a national
                                        banking association,

                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------



SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                              Page 6

                                 FLEET NATIONAL BANK
                                 a national banking association


                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------


                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "Rabobank Nederland",
                                 New York Branch


                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------


                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------



SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                              Page 7

                             CONSENT OF GUARANTORS

Each Guarantor hereby (a) acknowledges its consent to this Agreement and the changes to the Credit Facility effected hereby, (b) ratifies and confirms all terms and provisions of its respective Guaranty and the security instruments relating to the Collateral, (c) agrees that such Guaranty and security instruments are and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by such Guaranty or security instruments, (e) reaffirms all agreements and obligations under such Guaranty and such security instruments with respect to the Credit Facility, the Notes, this Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Credit Facility, as the same may be modified by this Agreement, (f) and acknowledges that the Obligations described in this Agreement are the guaranteed obligations under such Guaranty and are the obligations secured by such security instruments and
(g) represents and warrants that all requisite corporate or partnership action necessary for it to execute this Agreement has been taken.

     EXECUTED as of the 2nd day of October, 2000.

                         GUARANTORS:

                         Managed Dental Care Centers, Inc., a Texas corporation Monarch Dental Associates (Arkansas), Inc., an Arkansas corporation (f/k/a United Dental Care, Inc.)
                         Dental Care One (Monarch), Inc. an Ohio corporation Midwest Dental Management, Inc. a Wisconsin corporation Dental Center of Indiana (Monarch), Inc. and
                         Indiana corporation;
                         Midwest Dental Care, Mondovi, Inc., a Wisconsin corporation;
                         Midwest Dental Care, Sheboygan, inc., a Wisconsin corporation;
                         Monarch Dental Management, Inc., a Texas corporation; Three Peaks Dental Management, Inc., a Colorado corporation;
                         Monarch Dental Associates (Utah), Inc., a Utah corporation


                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------




                         MacGregor Dental Associates, L.P., a Texas limited partnership

                         By: Monarch Dental Management, Inc., a Texas corporation, its general partner


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------



SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                              Page 8

                         Monarch Dental Associates, LP., a Texas limited partnership

                         By: Monarch Dental Management, Inc., a Texas corporation, its general partner

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------



                         Monarch Dental (Press) Associates, L.P., a Texas limited partnership

                         By: Monarch Dental Management, Inc., a Texas corporation, its general partner

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                         Monarch Dental Associates (Midland/Odessa), L.P., a Texas limited partnership

                         By: Monarch Dental Management, Inc., a Texas corporation, its general partner

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------



                         Monarch Dental Associates (Abilene), L.P., a Texas limited partnership

                         By: Monarch Dental Management, Inc., a Texas corporation, its general partner

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                         Monarch Dental Associates (Arizona), L.L.C., an Arizona limited liability company

                         By:  Monarch Dental Associates (Utah), Inc.,
                              a Utah corporation, its manager


                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------



                         Partners Dental Corporation, a Delaware
                         corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------



                         Valley Forge Dental Associates, Inc.
                         a Delaware corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------



                         VFD of Pennsylvania, Inc.
                         a Delaware corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------



                         Horizon Group International, Inc.
                         an Ohio corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------



SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                            Page 10

                         Precise Dental Lab, Inc.
                         an Ohio corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------


                         VFD of Georgia, Inc.
                         a Delaware corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------


                         VFD of Pittsburgh, Inc.
                         a Pennsylvania corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------



                         Pro Dent, Inc.
                         a Pennsylvania corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------



                         VFD Realty, Inc.
                         a Delaware corporation

                         By:
                            ---------------------------------------------
                         Name:
                              -------------------------------------------
                         Title:
                               ------------------------------------------




SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                            Page 11

                                   Exhibit A

                          Pricing and Dilution Summary

Annual Interest Rate:   13.5%
Stock Ownership Dilution:   10%











SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                             Page 12

                                   Exhibit B

                            CERTIFICATE OF SECRETARY
                                       OF
                           MONARCH DENTAL CORPORATION

     The undersigned ("Affiant") hereby certifies that Affiant is the duly elected and acting Secretary of Monarch Dental Corporation ("Company"), and is authorized to execute and deliver this Certificate of Secretary (the "Certificate") to Bank of America, N.A. as Administrative Agent for itself and certain other lenders of the Company in connection with that certain Sixth Amendment to Second Amended and Restated Loan Agreement dated as of October
2, 2000 among the Company, Administrative Agent and the Lenders (the "Sixth Amendment"), and Affiant further certifies as follows:

     I was present at a duly noticed and called meeting of the Board of Directors of the Company (the "Board") held on _________________, 2000, at which a quorum of the members of such Board were present (the "Meeting"). At the Meeting, the anticipated pricing and potential stock dilution which will be required to obtain the Financing Commitment for the Subordinate Debt (each as defined in the Sixth Amendment) was presented to the Board and approved by requisite action or vote. A summary of the pricing and potential stock dilution which will be required to obtain the Financing Commitment for the Subordinate Debt, as presented to the Board at the Meeting, is attached to the Sixth Amendment as Exhibit A.

     IN WITNESS WHEREOF, I have hereunto set my hand as of October ___, 2000.





                                             ---------------------------------
                                             Lisa Peterson, Secretary



SIXTH AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)                             Page 13